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                                                                    Exhibit 10.2

                               CROWN VANTAGE INC.
                           1995 INCENTIVE STOCK PLAN

                         DEFERRED STOCK AWARD AGREEMENT
                              FOR SENIOR OFFICERS



     Crown Vantage Inc. (the "Company) hereby awards shares of Deferred Stock to the Participant named below. The participants includes all senior officers of the Company. The terms and conditions of this award are set forth in this cover sheet, in the attached Deferred Stock Award Agreement and in the Company's 1995 Incentive Stock Plan (the "Plan").


Date of Grant:    _______________________, 19__________

Name of Participant:    ________________________________

Participant's Social Security Number:  ______-______-______

Number of Shares Awarded:    ______________



     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN. YOU ARE ALSO ACKNOWLEDGING RECEIPT OF THIS AGREEMENT, THE PLAN AND ITS PROSPECTUS.



Participant:  ____________________________________________________________
                                      (Signature)


Company:  ____________________________________________________________
                                      (Signature)

     Title: _______________________________________________________



Attachment
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                 CROWN VANTAGE INC. 1995 INCENTIVE STOCK PLAN:

                         DEFERRED STOCK AWARD AGREEMENT
                               FOR ENIOR OFFICERS



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AWARD OF SHARES            The Company awards you the number of shares of Deferred
                           Stock shown on the cover sheet of this Agreement.  The
                           Award is subject to the terms and conditions of this
                           Agreement and the Plan.  Your interest in the Deferred
                           Stock may not be sold, assigned, transferred, pledged,
                           hypothecated, or otherwise encumbered.  Until the
                           restrictions imposed by this Agreement and the Plan lapse, the Deferred Stock is forfeitable.

VESTING                    When shares of Deferred Stock become "vested", they become nonforfeitable.  Vesting will occur when the per share
                           price of the Company Stock equals or exceeds the "Target
                           Prices" described below.  For purposes of this vesting
                           schedule, the Target Price shall be based on the average
                           of the Fair Market Value of the Company Stock, as
                           adjusted, over a 20-day trading period.

                                    Target Price                     Vested Percentage

                                       $15                                 25%
                                       $20                                 60%
                                       $25                                100%

                           The Target Prices listed above must be equaled or exceeded on or before the close of business on the third
                           anniversary of the date of grant listed on the cover sheet
                           (the "Third Anniversary").  Any shares which are not
                           vested as of that date will be forfeited.  In addition, as described below, you may forfeit your right to any
                           unvested shares if you terminate employment before these
                           vesting requirements are satisfied.

FORFEITURE                 If your continuous employment as an employee terminates
                           (except as set forth below), prior to your Deferred Stock
                           becoming fully vested, then any of your shares that you
                           have been awarded which are not vested, will be forfeited.
                           If, however, your employment is terminated prior to
                           December 31, 1998 (a) by the Company for reasons other
                           than cause: or (b) by your voluntary termination for "Good
                           Reason" (as defined below), then your Deferred Stock shall

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
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                           continue to be subject to the vesting schedule set forth
                           above until December 31, 1998.  In addition, if your
                           employment is terminated prior to the Third Anniversary
                           (a) because of your death; (b) because of "Disability" (as defined below); or (c) because of your "Retirement" (as
                           defined below), then your Deferred Stock will continue to
                           be subject to the vesting schedule set forth above until
                           the Third Anniversary; provided, however, that if a Target
                           Price is achieved, the Vested Percentage will be one-third of the Vested Percentage indicated in the vesting schedule above.

                           The Company determines when your continuous employment terminates for purpose of this Agreement.

D E F I N I T I O N S:     "Disability" for purposes of this Agreement, shall mean
DISABILITY, GOOD           that before the Third Anniversary, you become entitled to
REASON, RETIREMENT         disability benefits under the Company's Long-Term
                           Disability Plan or under the federal Social Security Act,
                           or that the Company determines that you are likely to
                           qualify for one or both of these disability benefits
                           within a reasonable time after the Third Anniversary.

                           "Good Reason" for purposes of this Agreement, shall mean
                           your resignation as an employee of the Company as a
                           consequence of an unconsented to relocation of your job
                           location which results in an increase in your one-way
                           commute by more than 50 miles; a significant reduction in
                           your pay and benefits; or a substantial diminution in your position, authority, duties or responsibilities provided,
                           however, that the Company may, within 15 business days of
                           your written notice to the Company of your intent to
                           terminate for "Good Reason," cure the basis for such a
                           termination.

                           "Retirement" for purposes of this agreement shall mean
                           termination of employment at or after age 65, or at or
                           after age 55 if you have at least 15 years of vesting
                           service under the Crown Vantage Inc. Retirement Plan for
                           Salaried and Other Non-Bargaining Unit Employees.

LEAVES OF ABSENCE:         For purposes of this Award your service does not terminate when you go to a military leave, a sick leave or another
                           bona fide leave of absence, if the leave was approved by
                           the Company in writing.  But your continuoux employment
                           terminates when the approved leave ends, unless you
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
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                           immediately return to active work.

                           The Company determines which leaves count for this purpose.

DEFERRED STOCK             The shares of Deferred Stock awarded to you are
                           hypothetical shares of Company Stock.  These Deferred
                           Shares shall be credited to a book account in your name.
                           No actual shares of Company Stock will be issued at the
                           time of grant.

ADJUSTMENTS                In the event of a stock split, stock dividend, spin-off,
                           stock split-up, subdivision or consolidation of shares of
                           Company Stock or a similar change in the Company Stock,
                           the number of shares of Deferred Stock credited to your
                           book account and the Target Prices set forth above, will
                           be adjusted pursuant to the Plan as determined by the
                           Committee.  The book account shall also be adjusted to
                           take into account cash dividends that are declared on
                           Company Stock.

DISTRIBUTION               You will receive a payment attributable to the Deferred
FOLLOWING VESTING          Stock when you become vested in that portion of the
OF AWARD                   Deferred Stock.  When payment is to be made, the Committee shall determine whether payment shall be made (a) in whole shares of Company Stock equal to the number of
                           hypothetical whole shares of Company Stock to be
                           distributed or (b) in a combination of whole shares of
                           Company Stock and cash, in such proportions as the
                           Committee deems appropriate.  When a payment is made
                           partly in cash, the hypothetical shares of Company Stock
                           then credited to your book account shall be valued, for
                           purposes of the payment, at the Fair Market Value of
                           Company Stock at the time the payment is made.  The
                           Committee shall have sole discretion to determine the form of payment.



RIGHTS AS                  You will not have any rights as a shareholder due to the
SHAREHOLDER                award of the Deferred Stock.


WITHHOLDING TAXES          No distribution shall be made to you unless you have made
                           acceptable arrangements to pay any withholding taxes that
                           may be due as  result of this Award.

RETENTION RIGHTS           Neither your Award, nor this Agreement, gives you the
                           right to be retained by the Company (or any subsidiaries)
                           in
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
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                           any capacity.  The Company (and any subsidiaries)
                           reserve the right to terminate your service at any time
                           and for any reason.

BINDING EFFECT             Subject to the limitations stated above and in the Plan,
                           this Agreement shall be binding upon and inure to the
                           benefit of your legatees, distributee, and personal
                           representatives and the successors of the Company.

ACCEPTANCE OF              You may accept this Award by signing and returning the
AWARD                      enclosed copy this Agreement.  Your signature will also
                           evidence your agreement to the terms and conditions set forth herein and to which this Award and the shares of Deferred Stock are subject.


APPLICABLE LAW             This agreement will be interpreted and enforced under the
                           laws of the State of California.

THE PLAN AND               The text of the Crown Vantage Inc. 1995 Incentive Stock
OTHER AGREEMENTS           Plan is incorporated in this Agreement by reference.
                           Capitalized terms not defined in this Agreement shall have the meanings assigned to such terms in the Plan.  In the
                           event of any conflict between the Plan and this Agreement, the terms of the Plan shall control.

                           This Agreement and the Plan constitute the enrire
                           understanding between you and the Company regarding this
                           Award.  Any prior agreements, commitments or negotiations
                           concerning this Award are superseded.

                      BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL
                      OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.
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